Exhibit 17

MTB GROUP OF FUNDS

MTB Equity Income Fund

Proxy for Special Meeting of Shareholders – March 12, 2009

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of MTB Equity Income Fund (“Equity Income Fund”), a portfolio of MTB Group of Funds (the “Trust”), hereby appoints each of                     ,                     ,                      and,                     , collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of Equity Income Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on March 12, 2009, at the principal executive offices of the Trust at 100 East Pratt Street (15th Floor), Baltimore, Maryland 21202, at 10:00 a.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Enter the 14-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to Website www.proxyvote.com

3) Enter the 14-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

After careful consideration, the Board of Trustees of the Trust unanimously approved each of the proposals listed below and recommended that shareholders vote “for” each proposal.

Proposal 1.

To approve a proposed Plan of Reorganization pursuant to which MTB Large Cap Value Fund (“Large Cap Value Fund”), a portfolio of the Trust, would acquire all of the assets of Equity Income Fund, also a portfolio of the Trust, in exchange solely for Shares of each class of Shares of Large Cap Value Fund, to be distributed pro rata by Equity Income Fund to the shareholders of each corresponding class of its Shares, in complete termination and liquidation of Equity Income Fund.

FOR	[ ]
AGAINST	[ ]
ABSTAIN	[ ]

Proposal 2.

To grant the proxies the authority to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

FOR	[ ]
AGAINST	[ ]
ABSTAIN	[ ]

I.	YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Dated

Signature

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

MTB GROUP OF FUNDS

MTB Large Cap Stock Fund

Proxy for Special Meeting of Shareholders – March 12, 2009

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of MTB Large Cap Stock Fund (“Large Cap Stock Fund”), a portfolio of MTB Group of Funds (the “Trust”), hereby appoints each of                     ,                     ,                      and,                     , collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of Large Cap Stock Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on March 12, 2009, at the principal executive offices of the Trust at 100 East Pratt Street (15th Floor), Baltimore, Maryland 21202, at 10:00 a.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Enter the 14-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to Website www.proxyvote.com

3) Enter the 14-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

After careful consideration, the Board of Trustees of the Trust unanimously approved each of the proposals listed below and recommended that shareholders vote “for” each proposal.

Proposal 1.

To approve a proposed Plan of Reorganization pursuant to which MTB Large Cap Growth Fund (“Large Cap Growth Fund”), a portfolio of the Trust, would acquire all of the assets of Large Cap Stock Fund, also a portfolio of the Trust, in exchange solely for Shares of each class of Shares of Large Cap Growth Fund, to be distributed pro rata by Large Cap Stock Fund to the shareholders of each corresponding class of its Shares, in complete termination and liquidation of Large Cap Stock Fund.

FOR	[ ]
AGAINST	[ ]
ABSTAIN	[ ]

Proposal 2.

To grant the proxies the authority to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

FOR	[ ]
AGAINST	[ ]
ABSTAIN	[ ]

I.	YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Dated

Signature

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

MTB GROUP OF FUNDS

MTB Mid Cap Stock Fund

Proxy for Special Meeting of Shareholders – March 12, 2009

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of MTB Mid Cap Stock Fund (“Mid Cap Stock Fund”), a portfolio of MTB Group of Funds (the “Trust”), hereby appoints each of                     ,                     ,                      and,                     , collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of Mid Cap Stock Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on March 12, 2009, at the principal executive offices of the Trust at 100 East Pratt Street (15th Floor), Baltimore, Maryland 21202, at 10:00 a.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Enter the 14-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to Website www.proxyvote.com

3) Enter the 14-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

After careful consideration, the Board of Trustees of the Trust unanimously approved each of the proposals listed below and recommended that shareholders vote “for” each proposal.

Proposal 1.

To approve a proposed Plan of Reorganization pursuant to which MTB Mid Cap Growth Fund (“Mid Cap Growth Fund”), a portfolio of the Trust, would acquire all of the assets of Mid Cap Stock Fund, also a portfolio of the Trust, in exchange solely for Shares of each class of Shares of Mid Cap Growth Fund, to be distributed pro rata by Mid Cap Stock Fund to the shareholders of each corresponding class of its Shares, in complete termination and liquidation of Mid Cap Stock Fund.

FOR	[ ]
AGAINST	[ ]
ABSTAIN	[ ]

Proposal 2.

To grant the proxies the authority to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

FOR	[ ]
AGAINST	[ ]
ABSTAIN	[ ]

I.	YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Dated

Signature

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

MTB GROUP OF FUNDS

MTB Small Cap Stock Fund

Proxy for Special Meeting of Shareholders – March 12, 2009

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of MTB Small Cap Stock Fund (“Small Cap Stock Fund”), a portfolio of MTB Group of Funds (the “Trust”), hereby appoints each of                     ,                     ,                      and,                     , collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of Small Cap Stock Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on March 12, 2009, at the principal executive offices of the Trust at 100 East Pratt Street (15th Floor), Baltimore, Maryland 21202, at 10:00 a.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Enter the 14-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to Website www.proxyvote.com

3) Enter the 14-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

After careful consideration, the Board of Trustees of the Trust unanimously approved each of the proposals listed below and recommended that shareholders vote “for” each proposal.

Proposal 1.

To approve a proposed Plan of Reorganization pursuant to which MTB Small Cap Growth Fund (“Small Cap Growth Fund”), a portfolio of the Trust, would acquire all of the assets of Small Cap Stock Fund, also a portfolio of the Trust, in exchange solely for Shares of each class of Shares of Small Cap Growth Fund, to be distributed pro rata by Small Cap Stock Fund to the shareholders of each corresponding class of its Shares, in complete termination and liquidation of Small Cap Stock Fund.

FOR	[ ]
AGAINST	[ ]
ABSTAIN	[ ]

Proposal 2.

To grant the proxies the authority to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

FOR	[ ]
AGAINST	[ ]
ABSTAIN	[ ]

I.	YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Dated

Signature

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.